UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________________
FORM 8-K
____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024
____________________________

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)
____________________________

Ireland	001-31560	98-1597419
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

121 Woodlands Avenue 5	739009

Singapore
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (65) 6018-2562
38/39 Fitzwilliam Square
Dublin 2, Ireland
D02 NX53
(Former name or former address, if changed since last report)
_______________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On January 24, 2024, Seagate Technology Holdings plc (the “Company” or “Seagate”) issued a press release reporting its financial results for the fiscal second quarter ended December 29, 2023. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
The information in this Item 2.02 and the exhibit hereto are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section.
Item 7.01    Regulation FD Disclosure.
On January 24, 2024, the Board of Directors of the Company declared a quarterly cash dividend of $0.70 per share, which will be payable on April 4, 2024 to shareholders of record as of the close of business on March 21, 2024.
Seagate has issued a Supplemental Financial Information document. The Supplemental Financial Information is available on Seagate’s Investor Relations website at investors.seagate.com.
Seagate management will hold a public webcast on January 24, 2024 at 2:00 p.m. Pacific / 5:00 p.m. Eastern that can be accessed on its Investor Relations website at investors.seagate.com. During the webcast, the Company will provide an outlook for its fiscal third quarter of 2024 including key underlying assumptions. A replay will be available on Seagate’s Investor Relations website at investors.seagate.com shortly following the conclusion of the event and will be archived for approximately one year. Investors and others should note that the Company routinely uses the Investor Relations section of its corporate website to announce material information to investors and the marketplace. While not all of the information that the Company posts on its corporate website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in the Company to review the information that it shares on investors.seagate.com.
The information in this Item 7.01 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release, dated January 24, 2024, of Seagate Technology Holdings plc entitled “Seagate Technology Reports Fiscal Second Quarter 2024 Financial Results.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

Date:	January 24, 2024	By:	/s/ Gianluca Romano
		Name:	Gianluca Romano

		Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)